Derivative Liabilities (Details Narrative)	9 Months Ended	12 Months Ended
	Sep. 30, 2020 USD ($) Integer	Dec. 31, 2019 USD ($) Integer	Dec. 31, 2018 USD ($)
Conversion features	$ 965,750	$ 311,250
Derivative liabilities	847,529	$ 458,745
Changes in derivative liabilities	$ 157,546
Derivative liability, description	An event of default adjusting the interest rate would occur initially 0% of the time for all notes with increases 1% per month to a maximum of 10% with the corresponding penalty.	An event of default adjusting the interest rate would occur initially 0% of the time for all notes with increases 1% per month to a maximum of 10% with the corresponding penalty.
Volatility [Member] | Minimum [Member]
Derivative Liability, Measurement Input | Integer	218	161
Volatility [Member] | Maximum [Member]
Derivative Liability, Measurement Input | Integer	290	231